Exhibit 10.14

Execution Version

INTEREST RATE INDEX REPLACEMENT AGREEMENT AND

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This INTEREST RATE INDEX REPLACEMENT AGREEMENT AND SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Second Amendment”), executed on the date set forth below, to be effective as of the 20th day of July, 2023 (“Effective Date”), and is between HORNBECK OFFSHORE SERVICES, INC., a Delaware corporation (“HOSI” or the “Parent Borrower”); HORNBECK OFFSHORE SERVICES, LLC, a Delaware limited liability company (“HOS” or the “Co-Borrower”; and the Parent Borrower together with the Co-Borrower, collectively, the “Borrowers” and each, a “Borrower”); each of the Lenders from time to time party hereto; WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

RECITALS:

A. Borrowers, Administrative Agent, Collateral Agent and Lenders are parties to that certain Amendment No. 1 to First Lien Credit Agreement and Amendment No. 1 to the Effective Date Junior Lien Intercreditor Agreement, dated December 22, 2021, pursuant to which the parties thereto amended and restated the First Lien Credit Agreement and entered into that certain Amended and Restated First Lien Term Loan Credit Agreement dated as of December 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, prior to the Effective Date of the Second Amendment, the “Existing Credit Agreement” and, as amended by this Second Amendment, the “Credit Agreement”).

B. One of the two adjustable interest rate indexes applicable to the Borrowings, a Eurodollar Borrowing, is LIBO Rate based and the other, an ABR or Alternate Base Rate Borrowing, has a LIBO Rate based component.

C. Effective June 30, 2023 it became no longer possible for the Administrative Agent to get reliable quotations for LIBO Rate.

D. It is the intent of the Borrowers, Administrative Agent and the Required Lenders to change the adjustable interest rate indexes used to determine the interest rate applicable to the Borrowings evidenced by the Existing Credit Agreement from a LIBO Rate based index to a SOFR based index.

E. Accordingly, the Borrowers, Administrative Agent and the Required Lenders enter into this Second Amendment (i) to acknowledge and agree that a Benchmark Transition Event has occurred in accordance with the provisions of Sections 3.03 and 12.02 of the Existing Credit Agreement, (ii) to document the implementation of a SOFR based index as the Benchmark Replacement, and (iii) to make the other amendments to the Existing Credit Agreement as set forth herein.

Borrowers, Required Lenders and Administrative Agent acknowledge that the terms of this Second Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the Borrowers, Required Lenders and Administrative Agent hereto agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Second Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

Section 1.2 Controlling Document. In the event any terms and provisions in the Loan Documents conflict with the terms and provisions hereof, the terms and provisions of this Second Amendment shall control.

ARTICLE II

Amendments

Section 2.1 Amendment to Section 1.02 of the Credit Agreement. Effective as of the Effective Date, the definitions for the following defined terms set forth in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) the Adjusted Term SOFR for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted Term SOFR, respectively. Notwithstanding the foregoing, the Alternate Base Rate shall never be less than 2.00%.

“Applicable Interest Rate” means, for any day,

(a) solely with respect to the Initial Term Loans, (i) from the Effective Date until the day immediately preceding the third anniversary thereof, with respect to any ABR Loan, 8.50%, and with respect to any SOFR Loan, 9.50%, and (ii) from the third anniversary of the Effective Date and thereafter, with respect to any ABR Loan, 10.00%, and with respect to any SOFR Loan, 11.00%; and

(b) solely with respect to the 2021 Replacement Term Loans and the 2021 Replacement Delayed Draw Term Loans, with respect to any ABR Loan, 6.50%, and with respect to any SOFR Loan, 7.50%.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of SOFR Loans, as to which a single Interest Period is in effect.

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or a day on which banking institutions in such state are authorized or required by law to close.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each calendar month and (b) with respect to any SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a SOFR Borrowing with an Interest Period of more than one month’s duration, each day prior to the last day of such Interest Period that occurs at intervals of one month’s duration after the first day of such Interest Period.

“Interest Period” means with respect to any SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as the Borrowers may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a SOFR Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period; (c) no Interest Period for a Borrowing may end after the Maturity Date; and (d) the last Interest Period may be such shorter period as to end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, Fee Letters, the Security Instruments and each Acceptable Junior Lien Intercreditor Agreement.

“Type” when used in reference to any Loan or Borrowing made after the Effective Date of the Second Amendment, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted Term SOFR.

Section 2.2 Amendment to Section 1.02 of the Credit Agreement. Effective as of the Effective Date, definitions for the following defined terms are hereby added to Section 1.02 of the Credit Agreement:

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjuster; provided that if Adjusted Term SOFR as so determined shall ever be less than 1.00%, then Adjusted Term SOFR shall be deemed to be 1.00%.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(e).

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(b).

“Benchmark Replacement” has the meaning assigned to such term in Section 3.03.

“Benchmark Replacement Adjustment” has the meaning assigned to such term in Section 3.03.

“Benchmark Replacement Conforming Changes” has the meaning assigned to such term in Section 3.03.

“Benchmark Replacement Date” has the meaning assigned to such term in Section 3.03.

“Benchmark Transition Event” has the meaning assigned to such term in Section 3.03.

“Benchmark Transition Start Date” has the meaning assigned to such term in Section 3.03.

“Benchmark Unavailability Period” has the meaning assigned to such term in Section 3.03.

“Effective Date of the Second Amendment” has the meaning given to the term “Effective Date” in the Second Amendment.

“Second Amendment” means the Interest Rate Replacement Agreement and Second Amendment of First Len Credit Agreement among Parent Borrower; the Co-Borrower; the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” when use in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day.

“Term SOFR Adjuster” means as to (i) a one month period, 0.11% (eleven basis points), (ii) a three month period, 0.26% (twenty-six basis points) or (iii) a six month period, 0.43% (forty-three basis points), as applicable.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Unadjusted Benchmark Replacement” has the meaning assigned to such term in Section 3.03.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

Section 2.3 Amendment to Section 1.02 of the Credit Agreement. Effective as of the Effective Date, definitions for the following defined terms are hereby deleted from Section 1.02 of the Credit Agreement: “Adjusted LIBO Rate”, “EU Bail-In Legislation Schedule”, “Eurodollar”, “LIBO Rate”, and “Statutory Reserve Rate”.

Section 2.4 Types of Loans and Borrowings. Effective as of the Effective Date, Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.03 Types of Loans and Borrowings. For the purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Class and/or Type (e.g., a “SOFR Loan”, “SOFR Borrowing”, a “2021 Replacement Term Loan” or “2021 Replacement Term Loan Borrowing”).

Section 2.5 Amendment to Section 2.03(b) and Section 2.03(d) to the Credit Agreement. Effective as of the Effective Date, Section 2.03(b) and Section 2.03(d) of the Credit Agreement are amended and restated in their entirety to read as follows:

(b) Types of Loans. Subject to Section 3.03, each Borrowing occurring after the Effective Date of the Second Amendment made shall be comprised entirely of ABR Loans or SOFR Loans as the Borrowers may request in accordance herewith. Each Lender at its option may make any SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and such domestic or foreign branch or Affiliate will be subject to the requirements under Section 5.03(g).

(d) Requests for Borrowings. To request a Borrowing, the Borrowers shall deliver to the Administrative Agent, for distribution to the Lenders, a written Borrowing Request in substantially the form of Exhibit B-1 and signed by the Borrowers (A) in the case of a SOFR Borrowing, not later than 12:00 p.m., Eastern time, three U.S. Government Securities Business Days before the date of the proposed Borrowing (or such later date as agreed to by the Administrative Agent) or (B) in the case of an ABR Borrowing, not later than 12:00 p.m., Eastern time, three Business Days before the date of the proposed Borrowing (or such later date as agreed to by the Administrative Agent).

Section 2.6 Amendment to Section 2.04 Interest Elections of the Credit Agreement. Effective as of the Effective Date, Section 2.04 of the Credit Agreement is hereby amended (x) by deleting all references to “Eurodollar Borrowing” and replacing all such references with “SOFR Borrowing” and (y) by deleting in clause (a) the reference to “Eurodollar Loan” and replacing such reference with “SOFR Loan”.

Section 2.7 Amendment to Section 2.07(v) to the Credit Agreement. Effective as of the Effective Date, Section 2.07(v) of the Credit Agreement is hereby amended by deleting the reference to “Eurodollar Loan” and replacing such reference with “SOFR Loan”.

Section 2.8 Amendment to Section 3.02(b), Section 3.02(d) and 3.02(e) to the Credit Agreement. Effective as of the Effective Date, Section 3.02(b); Section 3.02(d) and 3.02(e) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(b) SOFR Loans. The Loans comprising each SOFR Borrowing shall bear interest at a rate per annum equal to Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Interest Rate, but in no event to exceed the Highest Lawful Rate.

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date applicable to such Loan and shall be payable entirely in cash; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable in cash on the date of such repayment or prepayment, and (iii) in the event of any conversion of any SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

Section 2.9 Replacement of Section 3.03 of the Credit Agreement. Effective as of the Effective Date, Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 3.03 Inability to Determine Rates; Benchmark Replacement Setting.

(a) Inability to Determine Rates. Subject to clauses (b) through (f) of this Section 3.03, if, on or prior to the first day of any Interest Period for any SOFR Loan:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining “Adjusted Term SOFR” for such Interest Period, or

(ii) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender.

Upon notice thereof by the Administrative Agent to the Parent Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 5.02. Subject to clauses (b) through (f) of this Section 3.03, if the

Administrative Agent determines (which determination shall be conclusive absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate” until the Administrative Agent revokes such determination.

(b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date.

(c) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (acting at the direction of the Required Lenders) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document (and the Lenders hereby (i) authorize and direct the Administrative Agent to make any Benchmark Replacement Conforming Changes (and to enter into any modifications to the Credit Agreement or Loan Documents implementing such Benchmark Replacement Conforming Changes) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement and (ii) acknowledge and agree that the Administrative Agent shall be entitled to all of the exculpations, protection and indemnifications provided for in this Agreement in favor of the Administrative Agent in implementing any Benchmark Replacement Conforming Changes (or in entering into any modifications to the Credit Agreement or the other Loan Documents implementing the same) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement), any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(e) and (y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03.

(e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Parent Borrower may revoke any request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Parent Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

(a) Certain Defined Terms. As used in this Section 3.03 and elsewhere in this Agreement:

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent, the Required Lenders, and the Parent Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent, the Required Lenders and the Parent Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time, provided that any such Benchmark Replacement Adjustment shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.02 and other technical, and other administrative or operational matters) that the Administrative Agent and the Required Lenders decide in their reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent and the Required Lenders determine that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent and the Required Lenders decide is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.03 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.03.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Section 2.10 Amendment to Section 3.04(b) to the Credit Agreement. Effective as of the Effective Date, Section 3.04(b) of the Credit Agreement is hereby amended by deleting the reference to “Eurodollar Borrowing” and replacing such reference with “SOFR Borrowing”.

Section 2.11 Amendment to Section 5.02 to the Credit Agreement. Effective as of the Effective Date, Section 5.02 is hereby amended and restated in its entirety as follows:

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrowers shall compensate each Lender requesting a reimbursement for the loss, cost and expense attributable to such event.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

Section 2.12 Amendment to Section 5.05 to the Credit Agreement. Effective as of the Effective Date, Section 5.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the

Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then (a) such Lender shall promptly notify the Borrowers and the Administrative Agent thereof and such Lender’s obligation to make such SOFR Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such SOFR Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrowers and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans.

Section 2.13 Conversion of Existing Eurodollar Loans. Notwithstanding anything to the contrary set forth in this Second Amendment or the Credit Agreement (as amended hereby), each Eurodollar Loan outstanding on the date hereof (each, an “Existing Eurodollar Loan”) shall continue to accrue interest at a rate equal to the sum of (a) Adjusted LIBO Rate applicable to such Existing Eurodollar Loan on the Effective Date, plus (b) the Applicable Margin until the date the Interest Period for such Existing Eurodollar Loan expires in accordance with its terms or, if earlier, as of the date of any acceleration or prepayment of such Existing Eurodollar Loan (the earlier of such dates, the “LIBO Rate Expiration Date”). Upon the applicable LIBO Rate Expiration Date for each Existing Eurodollar Loan, such Existing Eurodollar Loan shall cease to bear interest at a rate that is based upon LIBO Rate and each such Existing Eurodollar Loan shall be converted to a SOFR Loan (as defined in the Credit Agreement, as amended by this Second Amendment) or repaid, as applicable, in accordance with the Credit Agreement, as amended by this Second Amendment. For the avoidance of doubt, (i) other than any Existing Eurodollar Loan, no Loan from and after July 1, 2023 shall bear interest at a rate that is based upon LIBO Rate; (ii) from and after July 1, 2023 until the applicable LIBO Rate Expiration Date, each Existing Eurodollar Loan shall bear interest at a rate equal to the sum of (A) Adjusted LIBO Rate applicable to such Existing Eurodollar Loan on the July 1, 2023, plus (B) the Applicable Margin; (iii) from and after July 1, 2023, no Loan may be renewed, extended or continued as a LIBO Rate priced Eurodollar Loan but must be renewed, extended or continued as a SOFR Loan; (iv) all terms and provisions of the Credit Agreement (prior to giving effect to this Second Amendment) that relate to Eurodollar Loan (including provisions relating to breakage costs) shall continue to apply to the Existing Eurodollar Loans; and (v) unless otherwise indicated or defined in this Second Amendment, each capitalized term in this Section 2.5 shall have the meaning ascribed to such term in the Credit Agreement (prior to giving effect to this Second Amendment).

Section 2.14 Administrative Agent’s Use of SOFR. Administrative Agent makes no representation or warranty concerning the SOFR index rate, and does not accept responsibility for, and shall have no responsibility with respect to, the administration, submission or any other matters related to the rates in the definition of “SOFR” or any Benchmark Replacement Conforming Changes. Initially and over time, the SOFR index rate will differ from LIBO Rate. Administrative Agent shall not be liable in any manner with respect to such fluctuation or the determination of the SOFR index rate. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to SOFR index rate, or Adjusted Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement) or any relevant adjustments thereto, including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the LIBO Rate, Adjusted Term SOFR, SOFR index rate or any other Benchmark prior to its discontinuance or unavailability; or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent may engage in transactions that affect the calculation of the SOFR index rate, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the SOFR index rate, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Second Amendment, and shall have no liability to either Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE III

Conditions Precedent

Section 3.1 Conditions. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(b) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default;

(c) All authorization proceedings taken in connection with the transactions contemplated by this Second Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Administrative Agent and its legal counsel; and

(d) Execution and delivery of this Second Amendment by the Borrowers, Required Lenders and Administrative Agent.

ARTICLE IV

Ratifications, Representations and Warranties

Section 4.1 Ratifications. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers, Required Lenders and Administrative Agent agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents including the Credit Agreement are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.

Section 4.2 Representations and Warranties. Borrowers hereby represent and warrant to Administrative Agent that: (i) the execution, delivery and performance of this Second Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrowers and will not violate Borrowers’ organizational documents; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and (iv) Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

Section 4.3 Representation of the Lenders. The Lenders joining herein constitute the Required Lenders as they hold more than fifty percent (50%) of the sum of: (i) the outstanding aggregate principal amount of the Loans; and (ii) the total outstanding Commitments, and none of such Lenders are Defaulting Lenders. In their execution hereof, the Required Lenders direct the Administrative Agent to consent to and execute this Second Amendment.

ARTICLE V

Miscellaneous

Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Second Amendment or any other Loan Document including any Loan Document furnished in connection with this Second Amendment shall survive the execution and delivery of this Second Amendment and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

Section 5.2 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.3 Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.4 Applicable Law; Etc.

(a) THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.09 OF THE FIRST LIEN TERM LOAN CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

Section 5.5 Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of Administrative Agent and Borrowers and their respective successors and assigns. Furthermore, each party hereto agrees that the provisions set forth in Section 12.04 of the Credit Agreement relating to successors and assigns applies hereto as if such Section was set forth herein in its entirety.

Section 5.6 Counterparts; Electronic Signatures. To facilitate execution, this Second Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Second Amendment to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages. Any signature to this Second Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2022 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

Section 5.7 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.8 Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Agreement.

Section 5.9 SECTION 26.02 NOTICE. THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS SECOND AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO ON THE SUBJECT MATTER HEREOF.

[SIGNATURE PAGES FOLLOW]

EXECUTED this 27th day of July, 2023, but to be effective as of the Effective Date.

PARENT BORROWER:

HORNBECK OFFSHORE SERVICES, INC.,
a Delaware corporation

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

CO-BORROWER:

HORNBECK OFFSHORE SERVICES, LLC,
a Delaware limited liability company

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement

REQUIRED LENDERS:

ASOF HOLDINGS I, L.P., as a Lender

By:	ASOF Investment Management LLC,
its manager

	By:	/s/ Aaron Rosen
Name: Aaron Rosen
Title: Authorized Signatory

ASSF IV AIV B, L.P., as a Lender

By:	ASSF Management IV, L.P.,
its general partner

By:	ASSF Management IV GP LLC,
its general partner

	By:	/s/ Aaron Rosen
Name: Aaron Rosen
Title: Authorized Signatory

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement

WHITEBOX CAJA BLANCA FUND, LP,
as a Lender

By:	Whitebox Caja Blanca GP LP,
its general manager

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

WHITEBOX CREDIT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

WHITEBOX GT FUND, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement

WHITEBOX MULTI-STRATEGY PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

WHITEBOX RELATIVE VALUE PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

PANDORA SELECT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Senior Legal Analyst

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement

ADMINISTRATIVE AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent and
Debt Representative

By:	/s/ Jeffery Rose
Name:	Jeffery Rose
Title:	Vice President

Signature Page

Interest Rate Index Replacement Agreement and Second Amendment To First Lien Credit Agreement